UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)   September 30, 2014

Heatwurx, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-184948	45-1539785
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18001 S. Figueroa, Unit F, Gardena, CA	90248
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (310) 324-4513

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[  ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 3.03  Material Modifications to Rights of Security Holders.

On September 30, 2014, our Board of Directors approved an amendment to all of the outstanding Series D Warrants to extend the expiration dates of the warrants to October 1, 2015.  Any Series D Warrants purchased in the unit offering commenced in June 2013 were set to expire on October 1, 2014 and any Series D Warrants purchased in the unit offering commenced in September 2013 would have expired on January 15, 2015.  Pursuant to Section 12(c) of the Warrant to Purchase Common Stock, “…the Company retains the right in its sole discretion to extend the Expiration Date one or more times.”  Due to the aforementioned board approval, all outstanding Series D Warrants will now expire on October 1, 2015, regardless of the prior expiration date.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Heatwurx, Inc.

Date: October 1, 2014	By /s/ David Dworsky
David Dworsky, Chief Executive Officer

3